Exhibit 10.5

AMENDMENT TO CREDIT AGREEMENT

Dated as of September 26, 2012

Reference is made to that certain Revolving Credit Agreement, dated as of July 21, 2011 (as amended, modified or supplemented from time to time, the “Credit Agreement”), between FS Investment Corporation (the “Lender”) and Race Street Funding LLC (the “Borrower”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

In accordance with, and as permitted by, Section 6.01 of the Credit Agreement, each of the Lender and the Borrower hereby agrees and acknowledges as follows:

(a) The first paragraph under the heading “Preliminary Statements” is hereby amended by inserting immediately after the words “July 21, 2011” and prior to the phrase “and each among”:

“, and each as amended and restated as of September 26, 2012,”

(b) The second paragraph under the heading “Preliminary Statements” is hereby amended as follows:

(i) the following language is inserted immediately after the word “requirements” and prior to the phrase “under the Repurchase Agreement”:

“and hold a minimum amount of Collateral to secure the Borrower’s obligations, in each case in accordance with the terms of and”; and

(ii) the phrase “deliver such cash collateral” shall be deleted and replaced with “deliver such collateral”.

(c) The definition of “Loan” in Section 1.01 is hereby amended by adding the phrase “or each advance as all or part of the purchase price for the acquisition of Collateral in accordance with Section 2.07” after the word “funds”.

(d) Section 2.01 is hereby amended by deleting the phrase “THREE HUNDRED MILLION DOLLARS ($300,000,000)” and replacing it with the phrase “SIX HUNDRED MILLION DOLLARS ($600,000,000)”

(e) The following language is added as a new Section 2.07.

“Section 2.07 Loans for Acquisition of Collateral. Notwithstanding anything in this Agreement to the contrary, the parties agree that the Lender may make Loans to the Borrower as part of the purchase price for Collateral in lieu of the Borrower paying cash pursuant to the Asset Transfer Agreement to acquire such Collateral. The principal amount of any Loan made as part of the purchase price of the acquisition of Collateral shall be equal to the Fair Market Value of such Collateral under the Repurchase Agreement on the day the Loan is made less any cash paid by the Borrower to the Lender for such Collateral under the Asset Transfer Agreement.”

(f) Section 3.01(c) is hereby amended by inserting the phrase “(other than defaults under the Repurchase Agreement as to which the Loan is intended to cure, resolve or alleviate such default)” after the word “bound”.

(g) Section 5.03 is hereby amended by inserting the phrase “and constitute permitted Restricted Payments in accordance with and as defined in the Repurchase Agreement” after the phrase “funds that are not required by the Borrower at such time to satisfy its payment and/or its margin maintenance obligations under the Repurchase Agreement”.

(h) Section 6.10 is hereby amended as follows:

(i) by deleting the phrase “CLO Notes and cash” and replacing it with the phrase “CLO Notes and the Collateral (as defined under the Repurchase Agreement)”; and

(ii) the following language is inserted immediately after the word “generated by the CLO Notes” and prior to the phrase “which are not required”: “and the Collateral”.

Except as expressly amended and modified pursuant to clauses (a) through (h) above, the provisions of the Credit Agreement are and shall remain in full force and effect.

This amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have executed this amendment as of the day and year first above written.

FS INVESTMENT CORPORATION, as Lender By: /s/ Gerald F. Stahlecker Name: Gerald F. Stahlecker Title: Executive Vice President	RACE STREET FUNDING LLC, as Borrower By: /s/ Gerald F. Stahlecker Name: Gerald F. Stahlecker Title: Executive Vice President

Consented to in accordance with Section 6.01 of the Credit Agreement JPMORGAN CHASE BANK N.A., LONDON BRANCH By: /s/ Louis J. Cerrotta Name: Louis J. Cerrotta Title: ED